Exhibit 10.8

SEMPRA ENERGY
AMENDMENT AND RESTATEMENT OF THE
CASH BALANCE RESTORATION PLAN

1.

EFFECTIVE DATE

The Sempra Energy Cash Balance Restoration Plan (the “Plan”), formerly the “Sempra Energy Excess Cash Balance Plan”, is effective as of July 1, 1998.

Sempra Energy hereby amends and restates this Plan in its entirety effective as of the date of adoption, except as otherwise provided herein.  The elections and amendments made in accordance with the transitional relief under Internal Revenue Service Notice 2005-1, the Proposed Regulations under Section 409A of the Code, Internal Revenue Service Notice 2006-79 and Internal Revenue Service Notice 2007-86 shall be effective for the relevant periods on or before December 31, 2008.

2.

PURPOSE

This Plan serves two purposes. First, it provides benefits for certain employees in excess of the limitations on benefits under the Sempra Energy Cash Balance Plan ("Basic Plan") imposed by Section 415 of the Internal Revenue Code of 1986. The portion of the Plan providing these benefits is intended to be an "excess benefit plan" as defined in Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") . Second, it provides benefits for certain employees in excess of the limitations on benefits under the Basic Plan imposed by Section 401(a) (17) of the Code.

3.

ADMINISTRATION

This Plan shall be administered by the Compensation Committee of Sempra Energy ("Compensation Committee") in a manner consistent with the administration of the Basic Plan.  However, the portion of this Plan which is an unfunded "excess benefit plan" as defined in Section 3(36) of ERISA shall be administered as such and is exempt from the provisions of Title I of ERISA pursuant to Section 4(b) (5) of ERISA, and the rest of this Plan shall be administered as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management employees.  The Compensation Committee's decisions in all matters involving the interpretation and application of this Plan shall be final.  The Company's Senior Human Resources Officer shall have discretionary authority with respect to administrative matters relating to this Plan, except when exercise of such authority would materially affect the cost of the Plan to the Employer, materially increase benefits to Participants, or affect such Senior Officer in a manner materially different from other Participants.

4.

ELIGIBILITY

All employees whose pension benefits under the Basic Plan are limited by compensation and earnings limitations imposed by the Code shall be eligible for benefits under this Plan. In no event shall an employee who is not entitled to benefits under the Basic Plan be eligible for a benefit under this Plan.

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5.

AMOUNT OF BENEFITS

(A)

415 Make-Up

The benefits payable under this subparagraph (a) to an eligible employee whose benefits under the Basic Plan are limited by the provisions of Section 415 of the Internal Revenue Code incorporated in the Basic Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)

the benefits which would be paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan, if the provisions of such Plan were administered without regard to the special benefit limitations set forth in the Basic Plan, over

(ii)

the benefits which are paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan.

(B)

401(a) (17) Make-Up

The benefits payable under this subparagraph (B) to an eligible employee whose benefits under the Basic Plan are limited by the covered compensation limitations of Internal Revenue Code Section 401(a) (17) incorporated in the Basic Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)

the benefits which would be paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan, and, if applicable, to the participant, under subparagraph (a), if the provisions of such Plan were administered without regard to the covered compensation maximum set forth in the Basic Plan (and, with respect to covered compensation paid or payable in plan years beginning on or after January 1, 2007, with a maximum compensation limit for each plan year of Two Million Dollars ($2,000,000)), over

(ii)

the benefits which are paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan and, if applicable to the Participant, under subparagraph (a) .

6.

PAYMENT OF BENEFITS

(A)

Distribution Options for Certain SERP Participants

(i)

In the case of an employee who is eligible for benefits under this Plan, and is a participant under the Sempra Energy Supplemental Executive Retirement Plan, as of December 31, 2005, the payment of benefits to such employee under this Plan shall be made in accordance with this subsection (A).

(ii)

Unless the employee exercises the Lump Sump Option and receives a lump sum distribution from the Basic Plan, the payment of such employee’s Pre-Section 409A Benefit under this Plan shall be in the same payment form and at the same time as the payment of benefits to the employee or on his behalf to his beneficiary(ies) under the Basic Plan. In the event an

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employee receives a lump sum distribution from the Basic Plan, payment of such employee’s Pre-Section 409A Benefit under this Plan will be made in the form of a straight life annuity. However, the employee may request, in writing, payment of such employee’s Pre-Section 409A Benefit under one of the following alternatives provided such request is filed with Sempra Energy ("Company") at least three months prior to his Retirement Date or Termination under the Basic Plan:

(a)

The employee may request payment of such employee’s Pre-Section 409A Benefit under any of the other annuity options for which he is eligible under the Basic Plan. The amount of such optional annuity benefit with respect to his or her Pre-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The request will be subject to approval of the Company's Senior Human Resources Officer and, if approved, will be irrevocable as long as the employee receives a lump sum distribution from the Basic Plan.

(b)

The employee may request payment of such employee’s Pre-Section 409A Benefit in a lump sum. The amount of the distribution with respect to his or her Pre-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan. In the event such a request is timely filed, the request shall be considered by the Senior Human Resources Officer who shall have the sole discretion, considering the best interests of the Company, to allow a lump sum distribution. The decision of the Senior Human Resources Officer shall be final. The employee will be required to show good reason for receiving a lump sum distribution and, file the request at least three months prior to separation from service as a condition of having the request approved. If the lump sum pay out is approved, the lump sum form of pay out shall be irrevocable even if the employee changes his election under the Basic Plan.

The employee's beneficiary(ies) with respect to his or her Pre-Section 409A Benefit under this Plan shall be exactly the same as his beneficiary(ies) under the Basic Plan unless he elects and receives a lump sum distribution from the Basic Plan. In this event, the following provisions will apply if such employee’s Pre-Section 409A Benefit under this Plan is paid in the form of a joint and survivor annuity.

The joint and survivor annuity is only available with respect to such employee’s Pre-Section 409A Benefit the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee's Retirement Date under the Basic Plan, the joint and survivor annuity with respect to such employee’s Pre-Section 409A Benefit is canceled and the benefit is paid in the form of a straight life annuity.

(iii)

The payment of such employee’s Post-Section 409A Benefit under this Plan shall be in a lump sum following the employee’s separation from service, unless the employee elects to receive an optional annuity form of payment under subparagraph (a).  The amount of the employee’s

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lump sum distribution with respect to his Post-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan.

(a)

The employee may elect, in writing, payment following the employee’s separation from service under any of the following annuity options:  (I) a straight life annuity, (II) a joint and 50% survivor annuity, and (III) a joint and 100% survivor annuity.  The amount of such optional annuity benefit with respect to such employee’s Post-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The election will be subject to approval of the Company's Senior Human Resources Officer, in his or her discretion, and, if approved, will be irrevocable (except as provided in subsection (C)).

(b)

An employee’s election under subparagraph (a) may be made with respect to an employee’s Post-Section 409A Benefit on or after January 1, 2006 and on or before December 31, 2008 in accordance with the transitional relief under Section 409A of the Internal Revenue Code, Internal Revenue Service Notice 2006-79 and Internal Revenue Service Notice 2007-86; provided, however, that an employee’s election made in 2006 shall only apply with respect to payments that would not otherwise be payable in 2006, and shall not cause payments to be made in 2006 that would not otherwise be payable in 2006; and, provided, further, that an employee’s election made in 2007 shall apply only with respect to payments that would not otherwise be payable in 2007 and shall not cause payments to be made in 2007 that would not otherwise be payable in 2007; and, provided, further, that an employee’s election made in 2008 shall apply only with respect to payments that would not otherwise be payable in 2008 and shall not cause payments to be made in 2008 that would not otherwise be payable in 2008.  No election under subparagraph (a) may be made by an employee after December 31, 2008.

(c)

The joint and survivor annuity is only available under clause (a)(II) or (III) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee’s separation from service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(d)

Except as provided in subsection (C), such employee may not change the form and time of payment of such employee’s Post-Section 409A Benefit under this Plan after December 31, 2008.

(iv)

Notwithstanding the foregoing, in no event shall a distribution option be available or apply to an employee’s Pre-Section 409A Benefit if such distribution option would result in a material modification of the employee’s Pre-Section 409A Benefit, as determined under Section 409A of the Code.

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(B)

Distribution Options for other Employees

Except as provided in subsection (A), in the case of an employee who first became eligible for benefits under this Plan (as determined under Section 4) on or before December 31, 2005, the payment of benefits under this Plan shall be made in a lump sum in accordance with this subsection (B) following the employee’s separation from service, unless the employee elects to receive an optional annuity form of payment under paragraph (i).  The amount of the employee’s lump sum distribution under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan.

(i)

The employee may elect, in writing, payment following the employee’s separation from service under any of the following annuity options:  (a) a straight life annuity, (b) a joint and 50% survivor annuity, and (c) a joint and 100% survivor annuity.  The amount of such optional annuity benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The election will be subject to approval of the Company's Senior Human Resources Officer, in his or her discretion, and, if approved, will be irrevocable (except as provided in subsection (C)).

(ii)

An employee’s election under paragraph (i) may be made with respect to such employee’s benefit under this Plan on or after January 1, 2006 and on or before December 31, 2008 in accordance with the transitional relief under Section 409A of the Internal Revenue Code, Internal Revenue Code Service Notice 2006-79 and Internal Revenue Service Notice 2007-86; provided, however, that an employee’s election made in 2006 shall apply only with respect to payments that would not otherwise be payable in 2006, and shall not cause payments to be made in 2006 that would not otherwise be payable in 2006; and, provided, further, that an employee’s election made in 2007 shall apply only with respect to payments that would not otherwise be payable in 2007, and shall not cause payments to be made in 2007 that would not otherwise be payable in 2007; and, provided, further, that an employee’s election made in 2008 shall apply only with respect to payments that would not otherwise be payable in 2008, and shall not cause payments to be made in 2008 that would not otherwise be payable in 2008.  No election under paragraph (i) may be made by an employee after December 31, 2008.

(iii)

The joint and survivor annuity is only available under paragraph (i)(b) or (c) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee's separation from service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(iv)

Except as provided in subsection (C), such employee may not change the form and time of payment of benefits under this Plan after December 31, 2008.

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(C)

Changes in Distribution Option

An employee described in subsection (A) or (B) may elect to change the form of the payment of such employee’s Post-Section 409A Benefit under this Plan, as follows:

(i)

The employee may elect, in writing, to change the form of  payment of such employee’s Post-Section 409A Benefit to any of the following options:  (a) a lump sum, (b) a straight life annuity, (c) a joint and 50% survivor annuity, and (d) a joint and 100% survivor annuity.  The amount of such optional benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan.  The employee’s election shall be subject to paragraphs (ii) and (iii).  Except as provided in paragraph (iv), the employee’s election under this paragraph (i) shall be irrevocable.  The joint and survivor annuity is only available under paragraph (c) or (d) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan.  If the spouse, or beneficiary dies before the employee’s separation from service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(ii)

The employee’s election under paragraph (i) shall not take effect until at least 12 months after his election is made.

(iii)

In the event the employee’s election under paragraph (i) becomes effective, the payment of such employee’s Post-Section 409A Benefit under the option shall commence following the fifth anniversary of the employee’s separation from service.

(iv)

The employee may change the annuity option elected under paragraph (i) to another annuity option specified under paragraph (i), provided that such change is made prior to the commencement of the payment of benefits under this Plan.

(D)

Mandatory Distribution

The foregoing notwithstanding, if present value of the employee’s benefit hereunder is less than $10,000, the benefit shall be distributed in a lump sum following the employee’s separation from service.

(E)

Pre-Section 409A Benefit; Post-Section 409A Benefit.

(i)

An employee’s “Pre-Section 409A Benefit” means the portion of the employee’s benefit under the Plan, if any, to which the employee had a legal binding right, and which was earned and vested, as of December 31, 2004, determined in accordance with Section 409A of the Code.

(ii)

An employee’s “Post-Section 409A Benefit” means an employee’s benefit under this Plan, less such employee’s Pre-Section 409A Benefit (if any).

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(F)

Distributions to Newly Eligible Employees

(i)

In the case of an employee who first becomes eligible for benefits under this Plan (as determined under Section 4) after December 31, 2005, the payment of benefits under this Plan shall be made in a lump sum in accordance with this subsection (F) following the employee’s separation from service, except as provided in paragraph (ii).

(ii)

The employee may elect to change the form of the payment of benefits under this Plan, as follows:

(a)

The employee may elect, in writing, payment following the employee’s separation from service under any of the following annuity options:  (I) a straight life annuity, (II) a joint and 50% survivor annuity, and (III) a joint and 100% survivor annuity.  The amount of such optional annuity benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan.  The employee’s election shall be subject to clauses (II) and (III).  Except as provided in subparagraph (d), the employee’s election under this subparagraph (a) shall be irrevocable.  The joint and survivor annuity is only available under clause (II) or (III) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee's separation from service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(b)

The employee’s election under subparagraph (a) shall not take effect until at least 12 months after his election is made.

(c)

In the event the employee’s election under subparagraph (a) becomes effective, the payment of benefits under the annuity option shall commence following the fifth anniversary of the employee’s separation from service.

(d)

The employee may change the annuity option elected under subparagraph (a) to another annuity option specified under subparagraph (a), provided that such change is made prior to the commencement of the payment of benefits under this Plan.

(G)

Separation from Service

“Separation from service”, with respect to an employee means the employee’s “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h).

Effective as of January 1, 2008, and in accordance with Treasury Regulation Section 1.409A-1(h)(3) (and the transitional relief under Internal Revenue Service Notice 2005-1, the proposed regulations under Section 409A of the Code, Internal Revenue Service Notice 2006-79 and Internal Revenue Notice 2007-86), and in connection with the formation of RBS Sempra Commodities (as

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defined in Section 10), with respect to the benefits payable under this Plan to a participant in the Plan who is an employee of SET LLC or SES (each, as defined in Section 10), and who is a Transferred Employee (as defined in Section 10), the foregoing definition of “separation from service” shall be applied by determining the “service recipient,” as defined in Treasury Regulation Section 1.409A-1(g), by substituting the language “at least 20%” for the language “at least 80%” and applying Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code.  This subsection shall not apply with respect to the benefits payable under this Plan to any other participant.

(H)

Distributions to Specified Employees

Notwithstanding the foregoing, in the case of the separation from service of an employee who is a “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the Code with respect to the Company, the payment of such employee’s Post-Section 409A Benefit to such employee shall not be made before the date which is six months after the date of such employee’s separation from service (or, if earlier, the date such employee’s death) in accordance with Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(I)

Prohibition on Acceleration of Distributions

The time or schedule of payment of any payment of an employee’s Post-Section 409A Benefit under the Plan shall not be subject to acceleration, except as provided under Treasury Regulations promulgated in accordance with Section 409A(a)(3) of the Code.

7.

EMPLOYEE’S RIGHTS

An employee shall not be entitled to any payments from the Basic Plan on the basis of any benefits to which he may be entitled under this Plan. Benefits under this Plan shall be payable only from the general assets of the Company.

8.

AMENDMENT AND DISCONTINUANCE

The Company expects to continue this Plan indefinitely, but reserves to the Compensation Committee the right to amend or discontinue the Plan if, in the Compensation Committee's sole judgment, such a change is deemed necessary or desirable. However, if the Compensation Committee shall amend or discontinue this Plan, the Company shall be liable for any benefits accrued under this Plan as of the date of such amendment or termination determined on the basis of each employee's presumed termination of employment as of such date. Provided further, that if the Department of Labor determines, or issues regulations under which, the Plan would be subject to Parts 2 and/or 3 of Title I of the Employees Retirement Income Security Act of 1974, as amended, the Compensation Committee may taken such action or actions as it deems appropriate. Such actions may include, but are not limited to, modification, termination or partial termination of the Plan. In the event of such modification,

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termination, or partial termination, the Compensation Committee may make immediate distribution of some or all Accounts, as it deems necessary or appropriate.

9.

OFFSET FOR CERTAIN BENEFITS PAYABLE UNDER SPLIT-DOLLAR LIFE INSURANCE AGREEMENTS

(A)

Some of the Participants under this Plan own life insurance policies (the "Policies") purchased on their behalf to fund their retirement benefits. The ownership of these Policies by each Participant is, however, subject to certain conditions (set forth in a "Split-Dollar Life Insurance Agreement" or comparable agreements between the Participant and the Company) and, if the Participant fails to meet the conditions set forth in the Split-Dollar Life Insurance Agreement, the Participant may lose certain rights under the Policy. In the event that a Participant satisfies the conditions specified in Section 5 or 6 of the Split-Dollar Life Insurance Agreement, so that the Participant or his beneficiary becomes entitled to benefits under one of those sections, the value of those benefits shall constitute an offset to any benefits otherwise payable under this Plan. As the case may be, this offset (the "Offset Value") shall be calculated by determining the value of benefits payable under the Split-Dollar Life Insurance Agreement, that is, the cash surrender value of the Policy, or in the case of the Participant's death, the death benefits payable to the beneficiary under the Policy. The Offset Value shall then be compared to the Actuarial Equivalent (as defined in Section 9(D) of the benefits payable under this Plan (the "Plan Value"), and the Plan Value shall be reduced by the Offset Value.

(B)

At the time when the Participant terminates employment for any reason, if the Plan Value exceeds the present value (determined using the interest rate specified in Section 9(D) of the Offset Value, the excess of the Value over the present value of the Offset Value shall be paid to the Participant or beneficiary at that time in a lump sum if the value does exceed $25,000 otherwise it shall be paid in accordance with the terms of this Plan. Such payment shall completely discharge all obligations owed under this Plan on account of Participant's participation in this Plan.

(C)

If the Policy described in Section 9(A) is not on the life of the Participant, the insured dies prior to the Participant becoming eligible for benefits under the Plan, and the Participant or the Participant's beneficiary subsequently becomes eligible for benefits hereunder, the Actuarial Equivalent (as defined in Section 9(D) below) of the benefits payable hereunder shall be offset by the Actuarial Equivalent of the payments previously paid to the Participant in the Split-Dollar Life Insurance Agreement. Any remaining amount due the Participant or the Participant's beneficiary shall thereupon be paid in a cash lump sum.

(D)

For purposes of this Section, the Actuarial Equivalent shall mean a benefit in the form of a lump sum payment which has the equivalent value computed using the actuarial factors specified in the Basic Plan.

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10.

EMPLOYEES OF SEMPRA ENERGY TRADING CORPORATION AND SEMPRA ENERGY SOLUTIONS LLC

This Section 10 includes special provisions relating to the benefits of the participants in the Plan who are employed by Sempra Energy Trading Corporation (“SET”) and Sempra Energy Solutions LLC (“SES”).

(A)

Background

SET and SES maintain the Basic Plan for the benefit of their respective eligible employees.  Certain SET and SES employees are participants in this Plan.

On July 9, 2007, Sempra Energy, Sempra Global, Sempra Energy Trading International, B.V. (“SETI”) and The Royal Bank of Scotland plc (“RBS”) entered into the Master Formation and Equity Interest Purchase Agreement, dated as of July 9, 2007 (the “Master Formation Agreement”), which provides for the formation of a partnership, RBS Sempra Commodities LLP (“RBS Sempra Commodities”), to purchase and operate Sempra Energy’s commodity-marketing businesses.  Pursuant to a Master Formation Agreement, RBS Sempra Commodities will be formed as a United Kingdom limited liability partnership and RBS Sempra Commodities will purchase Sempra Energy’s commodity-marketing subsidiaries.

Prior to the Closing, SET will be converted into a limited liability company (“SET LLC”).  Following such conversion, SET employees will be employed by SET LLC.  Prior to the Closing, SES will become a wholly-owned subsidiary of SET LLC.

Also, prior to the Closing, Sempra Energy will own, directly or indirectly through wholly-owned subsidiaries, 100% of the membership interests in SET LLC and SES.  Prior to the Closing, SET LLC and SES will be disregarded entities for federal income tax purposes.

Effective as of the Closing, RBS Sempra Commodities will purchase 100% of the membership interests in SET LLC.

As provided in the Master Formation Agreement, an employee of SET LLC who is actively at work on the Closing Date will continue to be employed by SET LLC immediately after the Closing Date, and an employee of SES who is actively at work on the Closing Date will continue to be employed by SES (each such employee is referred to as a Transferred Employee).

Also, as provided in the Master Formation Agreement, with respect to an employee of SET LLC or SES who is not actively at work on the Closing Date because such employee is on approved short-term disability or long-term disability leave in accordance with the Sempra Plans (such employee is referred to as an Inactive Employee), if such Inactive Employee returns to active work at the conclusion of such leave, and in any case within six months following the Closing Date (or such longer period as is required by applicable law), such Inactive Employee shall become a

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Transferred Employee as of the date of such person’s return to active employment with the SET LLC or SES (such date is referred to as the Transfer Date).

Effective as of the Closing, SET LLC will be a wholly-owned subsidiary of RBS Sempra Commodities, SES will be an indirect, wholly-owned subsidiary of RBS Commodities, Sempra Global and SETI will be partners in RBS Sempra Commodities, and Sempra Energy will own, indirectly through wholly-owned subsidiaries, at least a 50% profits interest in RBS Sempra Commodities.

(B)

Cessation of Participation by SET LLC and SES; Cessation of Benefit Accruals

(i)

Prior to the Closing, SET LLC shall be a participating employer in this Plan.  Effective as of the Closing Date, SET LLC will cease to be a participating employer in this Plan.

(ii)

Prior to the Closing, SES shall be a participating employer in this Plan.  Effective as of the Closing Date, SES will cease to be a participating employer in this Plan.

(iii)

Effective as of the Closing Date (or the Transfer Date, if applicable), a Transferred Employee who is a participant in the Plan shall cease to accrue any further benefits as an active participant in this Plan and shall have no rights to continue as an active participant under this Plan (without derogation of the rights of such Transferred Employee as a vested, terminated participant in this Plan).

(iv)

No Transferred Employee shall become a participant in the Plan on or after the Closing Date.

(C)

Separation from Service

(i)

Effective as of the Closing, RBS Sempra Commodities will be a member of a group of trades or businesses (whether or not incorporated) under common control for purposes of Section 414(c) of the Code and Treasury Regulation Section 1.414(c)-2, as determined under Treasury Regulation Section 1.409A-1(h)(3), that includes Sempra Energy and its wholly-owned subsidiaries.  Consequently, effective as of the Closing, RBS Sempra Commodities will be included in the “service recipient” that includes Sempra Energy and its wholly-owned subsidiaries, as defined under Treasury Regulation Section 1.409A-1(h)(3).

(ii)

A Participant who is an employee of SET LLC or SES, and who is a Transferred Employee effective as of the Closing Date, will not have a separation from service solely as a result of the purchase of the membership interests of SET LLC by RBS Sempra Commodities effective as of the Closing.

(iii)

A Participant who is an employee of SET LLC or SES, who is an Inactive Employee, and who becomes a Transferred Employee effective on a Transfer Date after the Closing Date, will not have a separation from service solely as a result of the purchase of the membership interests of SET LLC by  RBS Sempra Commodities or becoming a Transferred Employee on a Transfer Date after the Closing Date.

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(iv)

For purposes of the Plan, a participant in the Plan who is an employee of SET LLC or SES, and who is or becomes a Transferred Employee, will have a separation from service on or after the Closing Date (or the Transfer Date, if applicable), as determined under Section 6(G) and Treasury Regulation Section 1.409A-1(h).

(D)

Certain Defined Terms

For purposes of this Section 10, the terms “Closing,” “Closing Date,” “Inactive Employee,” “Sempra Plans,” “Transferred Employees” and “Transfer Date” shall have the meanings ascribed to such terms under the Master Formation Agreement.

11.

SECTION 409A OF THE CODE

This Plan shall be interpreted, construed and administered in a manner that satisfies the requirements of Sections 409A(a)(2), (3) and (4) of the Code and the Treasury Regulations thereunder (subject to the transitional relief under Internal Revenue Service Notice 2005-1, the Proposed Regulations under Section 409A of the Code, Internal Revenue Service Notice 2006-79, Internal Revenue Service Notice 2007-86 and other applicable authority issued by the Internal Revenue Service).  As provided in Internal Revenue Service Notice 2006-79 and Internal Revenue Service Notice 2007-86, notwithstanding any other provision of this Plan, with respect to an election or amendment to change a time and form of payment under the Plan made on or after January 1, 2006 and on or before December 31, 2006, the election or amendment shall apply only to amounts that would not otherwise be payable in 2006 and shall not cause an amount to be paid in 2006 that would not otherwise be payable in 2006; and, with respect to an election or amendment to change a time and form of payment under this Plan made on or after January 1, 2007 and on or before December 31, 2007, the election or amendment may apply only to amounts that would not otherwise be payable in 2007 and may not cause an amount to be paid in 2007 that would not otherwise be payable in 2007; and, with respect to an election or amendment to change a time and form of payment under this Plan made on or after January 1, 2008 and on or before December 31, 2008, the election or amendment may apply only to amounts that would not otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would not otherwise be payable in 2008.

Executed at San Diego, California this ____ day of ____________, 2007.

SEMPRA ENERGY

By:

______________________________

Title:

______________________________

Date:

_____________________________

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